Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 11 TO AMENDED AND RESTATED MASTER REPURCHASE

AND SECURITIES CONTRACT

AMENDMENT NO. 11 TO AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of December 23, 2019 (this “Amendment”), between PARLEX 5 FINCO, LLC, a Delaware limited liability company (“Seller”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Master Repurchase and Securities Contract, dated as of April 4, 2014 (as amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase and Securities Contract, dated as of October 23, 2014, as further amended by that certain Amendment No. 2 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2015, as further amended by that certain Amendment No. 3 to Amended and Restated Master Repurchase and Securities Contract, dated as of April 14, 2015, as further amended by that certain Amendment No. 4 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 11, 2016, as further amended by that certain Amendment No. 5 to Amended and Restated Master Repurchase and Securities Contract, dated as of June 30, 2016, as further amended by that certain Amendment No. 6 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2017, as further amended by that certain Amendment No. 7 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 31, 2017, as further amended by that certain Amendment No. 8 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2018, as further amended by that certain Amendment No. 9 to Amended and Restated Master Repurchase and Securities Contract, dated as of December 21, 2018, as further amended by that certain Amendment No. 10 to Amended and Restated Master Repurchase and Securities Contract, dated as of November 13, 2019, as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, Seller has requested, and Buyer has agreed, to amend the Repurchase Agreement as set forth in this Amendment and Blackstone Mortgage Trust, Inc. (“Guarantor”) agrees to make the acknowledgements set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

SECTION 1. Amendment to Repurchase Agreement. The defined term, “Gloss Loan Agreement”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows:

“Gloss Loan Agreement”: That certain Master Loan and Security Agreement, dated as of December 23, 2019 (as amended, restated, supplemented or otherwise modified and in effect from time to time), by and between Gloss Finco 2, LLC, as borrower, and Wells Fargo Bank International Unlimited Company, as Gloss Lender.

SECTION 2. Amendment Effective Date. This Amendment and its provisions shall become effective on the date first set forth above (the “Amendment Effective Date”), which is the date that this Amendment was executed and delivered by a duly authorized officer of each of Seller, Buyer and Guarantor, along with the delivery of bring down letters affirming the opinions as to corporate and enforceability matters provided to Buyer on the Closing Date, each dated as of the Amendment Effective Date.

SECTION 3. Representations, Warranties and Covenants. Seller hereby represents and warrants to Buyer, as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions and its undertakings and obligations set forth in the Repurchase Agreement and each other Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Seller hereby confirms and reaffirms its representations, warranties and covenants contained in each Repurchase Document to which it is a party.

SECTION 4. Acknowledgments of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment and agrees that it continues to be bound by that certain Guarantee Agreement, dated as of March 13, 2014 (the “Guarantee Agreement”), made by Guarantor in favor of Buyer, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein, and (b) that, as of the date hereof Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Repurchase Documents.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, this “Amended and Restated Repurchase Agreement”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment.

SECTION 6. No Novation, Effect of Agreement. Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Guarantor or Pledgor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement, the Fee Letter, the Pledge and Security Agreement or any of the other Repurchase Documents to which any Repurchase Party is a party. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement and the Pledge and Security Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement and the Pledge and Security Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 8. Expenses. Seller and Guarantor agree to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer

SECTION 9. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLER: PARLEX 5 FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Executive Vice President, Capital
Markets, and Treasurer

[Signature Page to Amendment No. 11 to Amended and Restated MRA]

BUYER: WELLS FARGO BANK, N.A., a national banking association

By:	/s/ Allen Lewis
Name: Allen Lewis
Title: Managing Director

KENSINGTON BUYER:

In its capacity as an Other Facility Buyer, and solely for purposes of acknowledging and agreeing to Section 11.01(b) of the Repurchase Agreement:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Allen Lewis
Name: Allen Lewis
Title: Managing Director

[Signature Page to Amendment No. 11 to Amended and Restated MRA]

GLOSS LENDER:

In its capacity as an Other Facility Buyer, and

    solely for purposes of acknowledging and

    agreeing to Section 11.01(b) of the

    Repurchase Agreement:

WELLS FARGO BANK INTERNATIONAL

    UNLIMITED COMPANY

By:	/s/ Sarah Stafford
Name: Sarah Stafford
Title: Director

[Signature Page to Amendment No. 11 to Amended and Restated MRA]

With respect to the acknowledgments set forth in Section 4 herein: GUARANTOR: BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation

By:	/s/ Douglas Armer
Name: Douglas Armer
Title: Executive Vice President, Capital
Markets and Treasurer

[Signature Page to Amendment No. 11 to Amended and Restated MRA]